UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2006

IDT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-16371	22-3415036
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Broad Street Newark, New Jersey	07102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 438-1000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On August 11, 2006, IDT Corporation (the “Registrant”), TLL Dutch Holdings B.V. (“TLL”), a subsidiary of the Registrant, and Liberty Media Corporation and certain of its subsidiaries (collectively, “Liberty Media”) entered into a Purchase and Sale Agreement (the “Purchase and Sale Agreement”) for the sale of the Registrant’s entertainment division (the “Entertainment Division”), to Liberty Media in exchange for (i) all of Liberty Media’s (and its affiliates’) interests in the Registrant (including approximately 17.2 million shares of the Registrant’s Class B common stock and Liberty Media’s (and its affiliates’) approximate 4.8% interest in the Registrant’s IDT Telecom, Inc. (“Telecom”) subsidiary), (ii) $186 million in cash and (iii) the assumption of all of the Entertainment Division’s existing indebtedness. On August 29, 2006, the Purchase and Sale Agreement was amended to increase the cash consideration by $14.9 million and to reduce the number of shares of the Registrant’s Class B common stock by 1.1 million. In addition, the proceeds from the disposition of the Entertainment Division are subject to certain adjustments, as provided in the Purchase and Sale Agreement, including working capital, long-term indebtedness, and interim funding adjustments. The estimated adjustments include an additional $28.5 million in cash (resulting in a total of $229.4 million in cash) and a reduction of 1.2 million shares of the Registrant’s Class B common stock (resulting in a net of 14.9 million shares). The Registrant is also eligible to receive additional consideration from Liberty Media based upon any appreciation in the value of the Entertainment Division over the five-year period following the closing of the transaction or such shorter period under specified circumstances. As part of the sale, the Registrant will sell to certain subsidiaries of Liberty Media its interest in IDT Media (the parent company of the Entertainment Division) (“Media”) and TLL also will sell to certain subsidiaries of Liberty Media its interests in certain other entities that are included in the Entertainment Division. The closing of the sale of the Entertainment Division will occur in three stages. The first stage, for the sale of all of the United States operations and certain of the international operations, occurred on August 24, 2006. The second stage, for the sale of the Canadian operations, is expected to occur shortly following receipt of applicable regulatory approvals; and the third stage, for the sale of the Australian operations, is expected to occur as soon as certain customary closing conditions are satisfied. On August 24, 2006, the Registrant issued a joint press release regarding the consummation of the first stage of the sale, a copy of which is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On August 24, 2006, the Registrant and Liberty Media issued a joint press release announcing the consummation of the first stage of the sale of the Entertainment Division described in Item 2.01 above. The press release is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of such section, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(b) Proforma Financial Information

(d) Exhibits

2.1	Purchase and Sale Agreement among the Registrant, TLL and Liberty Media dated August 11, 2006. (Incorporated by reference to the Form 8-K, filed August 14, 2006).

2.2	First Amendment to the Purchase and Sale Agreement among the Registrant, TLL and Liberty Media dated August 29, 2006.

99.1	Joint Press Release issued by Registrant and Liberty Media, dated August 24, 2006.

IDT CORPORATION

IDT CORPORATION

PROFORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

BASIS OF PRESENTATION

(unaudited)

The proforma condensed consolidated balance sheet as of April 30, 2006, and the proforma condensed consolidated statements of operations for the nine months ended April 30, 2006, and for the years ended July 31, 2005, 2004 and 2003, are based on the historical financial statements of the Registrant.

The proforma condensed consolidated balance sheet as of April 30, 2006, is presented as if the disposition of the Entertainment Division and receipt of the proceeds by the Registrant as described in item 2.01 of this Form 8-K occurred in its entirety on April 30, 2006. As set forth in Item 2.01 of this Form 8-K, as of August 24, 2006, the first stage of such disposition has been consummated.

The proforma condensed consolidated statements of operations for the nine months ended April 30, 2006, and for the years ended July 31, 2005, 2004 and 2003, are presented as if the following transactions occurred on August 1, 2002 (i) the disposition of the Entertainment Division and receipt of the proceeds by the Registrant as described in Item 2.01 of this Form 8-K, (ii) the March 2005 acquisition of a 26% interest in Net2Phone from Liberty Media in exchange for 3.8 million shares of the Registrant’s Class B common stock, and (iii) the March 2004 acquisition of a 12.4% interest in IDT Investments from Liberty Media in exchange for 2.8 million shares of the Registrant’s Class B common stock. The acquisitions of a 26% interest in Net2Phone and 12.4% interest in IDT Investments are presented as if they occurred on August 1, 2002, because the 3.8 million shares and 2.8 million shares of the Registrant’s Class B common stock issued to Liberty Media as part of these acquisitions are assumed to be included in the 14.9 million shares of the Registrant’s Class B common stock received from Liberty Media as part of the disposition of the Entertainment Division. The proforma condensed consolidated financial statements should be read in conjunction with the historical financial statements and notes related thereto appearing in the Registrant’s Form 10-K for the years ended July 31, 2005, 2004 and 2003 and its Form 10-Q for the quarter ended April 30, 2006.

Preparation of the proforma information was based on assumptions considered appropriate by the Registrant’s management. The proforma financial information is unaudited and is not necessarily indicative of the results which would have occurred if the transactions described above had been consummated on August 1, 2002 for the proforma condensed consolidated statements of operations and on April 30, 2006 for the proforma condensed consolidated balance sheet, nor does it purport to represent the future financial position and the results of operations for future periods. In management’s opinion, all adjustments necessary to reflect the effects of the transactions listed above have been made.

IDT CORPORATION

PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF APRIL 30, 2006

(in thousands, except share data)

(unaudited)

	Historical	Adjustments		Proforma
Assets
Current assets:
Cash and cash equivalents	$126,363	$233,216	(A)	$359,579
Marketable securities	582,432	(31,890	)(B)	550,542
Trade accounts receivable, net	199,173	(24,261	)(B)	174,912
Other current assets	145,924	(78,011	)(B)	67,913

Total current assets	1,053,892			1,152,946
Property, plant and equipment, net	315,690	(17,767	)(B)	297,923
Goodwill	166,880	(72,680	)(C)	94,200
Licenses and other intangibles, net	44,325	(14,793	)(B)	29,532
Investments	56,612	(10,140	)(B)	46,472
Other assets	198,341	(149,540	)(B)	48,801

Total assets	$1,835,740			$1,669,874

Liabilities and stockholders’ equity
Current liabilities:
Trade accounts payable	$89,937	$(6,647	)(B)	$83,290
Accrued expenses	283,453	(31,545	)(B)	251,908
Deferred revenue	144,708	(5,270	)(B)	139,438
Capital lease obligations—current portion	23,957	(803	)(B)	23,154
Other current liabilities	30,900	(3,911	)(B)	26,989

Total current liabilities	572,955			524,779
Deferred tax liabilities, net	107,103	(56	)(B)	107,047
Capital lease obligations—long-term portion	37,141	(1,835	)(B)	35,306
Notes payable—long-term portion	159,154	(67,894	)(B)	91,260
Other liabilities	6,108			6,108

Total liabilities	882,461			764,500
Minority interests	47,465	$(40,945	)(D)	6,520
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $.01 par value; authorized shares—10,000,000; no shares issued	—			—
Common stock, $.01 par value; authorized shares—100,000,000; 25,074,860 shares issued; 15,453,073 shares outstanding	251			251
Class A common stock, $.01 par value; authorized shares—35,000,000; 9,816,988 shares issued and outstanding	98			98
Class B common stock, $.01 par value; authorized shares—100,000,000; 76,293,853 shares issued; 70,977,570 and 56,029,445 shares outstanding on a historical and proforma basis, respectively	763			763
Additional paid-in capital	910,799			910,799
Treasury stock, at cost, consisting of 9,621,787 shares of common stock, and of 5,316,283 and 20,264,408 shares of Class B common stock on a historical and proforma basis, respectively	(214,515)	(180,616	)(E)	(395,131)
Accumulated other comprehensive income	2,102			2,102
Retained earnings	206,316	173,656	(F)	379,972

Total stockholders’ equity	905,814			898,854

Total liabilities and stockholders’ equity	$1,835,740			$1,669,874

IDT CORPORATION

PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED APRIL 30, 2006

(in thousands, except per share data)

(unaudited)

	Historical	Adjustments		Proforma
Revenues	$1,809,349	$(138,428	)(G)	$1,670,921
Costs and expenses:
Direct cost of revenues (exclusive of depreciation and amortization)	1,435,423	(88,293	)(G)	1,347,130
Selling, general and administrative	470,131	(43,857	)(G)	426,274
Depreciation and amortization	76,419	(9,313	)(G)	67,106
Restructuring and impairment charges	7,881	(1,022	)(G)	6,859

Total costs and expenses	1,989,854			1,847,369

Loss from operations	(180,505)			(176,448)
Interest income, net	6,997	501	(G)	7,498
Investment and other income, net	9,662	(2,279	)(G)	7,383

Loss from continuing operations before minority interests and income taxes	(163,846)			(161,567)
Minority interests	(11,242)	(3,720	)(D)	(14,962)
Provision for income taxes	(3,152)	2,335	(G)	(817)

Loss from continuing operations	$(178,240)			$(177,346)

Loss per share from continuing operations:
Basic and diluted:	$(1.85)			$(2.18)

Weighted-average number of shares used in calculation of loss per share from continuing operations:
Basic and diluted	96,377	(14,948	)(H)	81,429

IDT CORPORATION

PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JULY 31, 2005

(in thousands, except per share data)

(unaudited)

	Historical	Reclassification of discontinued operations (I)	Proforma adjustments		Proforma
Revenues	$2,468,522	$(59,305)	$(187,284	)(G)	$2,221,933
Costs and expenses:
Direct cost of revenues (exclusive of depreciation and amortization)	1,843,088	(25,042)	(122,600	)(G)	1,695,446
Selling, general and administrative	595,164	(11,616)	(45,104	)(G)	538,444
Depreciation and amortization	111,894	(6,185)	(12,078	)(G)	93,631
Restructuring and impairment charges	34,212				34,212

Total costs and expenses	2,584,358				2,361,733

Loss from operations	(115,836)				(139,800)
Interest income, net	20,307	516	(248	)(G)	20,575
Investment and other income, net	66,196	(1,254)	6,512	(G)	71,454

Loss from continuing operations before minority interests and income taxes	(29,333)				(47,771)
Minority interests	(2,583)		(4,830	)(D)	(7,413)
Provision for income taxes	(11,898)	4,419	5,589	(G)	(1,890)

Loss from continuing operations	$(43,814)				$(57,074)

Loss per share from continuing operations:
Basic and diluted:	$(0.45)				$(0.68)

Weighted-average number of shares used in calculation of loss per share from continuing operations:
Basic and diluted	97,049		(12,685	)(H)	84,364

IDT CORPORATION

PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JULY 31, 2004

(in thousands, except per share data)

(unaudited)

	Historical	Reclassification of discontinued operations (I)	Proforma adjustments		Proforma
Revenues	$2,216,905	$(43,390)	$(106,700	)(G)	$2,066,815
Costs and expenses:
Direct cost of revenues (exclusive of depreciation and amortization)	1,679,153	(21,504)	(75,837	)(G)	1,581,812
Selling, general and administrative	501,595	(6,321)	(26,381	)(G)	468,893
Depreciation and amortization	99,868	(993)	(5,079	)(G)	93,796
Restructuring and impairment charges	58,220				58,220

Total costs and expenses	2,338,836				2,202,721

Loss from operations	(121,931)				(135,906)
Interest income, net	22,315	1,025	172	(G)	23,512
Gain on sale of subsidiary stock	9,418				9,418
Arbitration award	21,618				21,618
Investment and other income, net	16,767	(1,211)	(29	)(G)	15,527

Loss from continuing operations before minority interests and income taxes	(51,813)				(65,831)
Minority interests	(34,317)		(727	)(D)	(35,044)
Benefit from income taxes	27,219	3,791	2,108	(G)	33,118

Loss from continuing operations	$(58,911)				$(67,757)

Loss per share from continuing operations:
Basic and diluted:	$(0.67)				$(0.86)

Weighted-average number of shares used in calculation of loss per share from continuing operations:
Basic and diluted	87,920		(9,283	)(H)	78,637

IDT CORPORATION

PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JULY 31, 2003

(in thousands, except per share data)

(unaudited)

	Historical	Reclassification of discontinued operations (I)	Proforma adjustments		Proforma
Revenues	$1,834,547	$(24,479)	$(5,023	)(G)	$1,805,045
Costs and expenses:
Direct cost of revenues (exclusive of depreciation and amortization)	1,409,465	(13,941)	(3,879	)(G)	1,391,645
Selling, general and administrative	454,115	(3,872)	(2,901	)(G)	447,342
Depreciation and amortization	89,309	(997)	(87	)(G)	88,225
Settlement of litigation	(58,034)				(58,034)
Restructuring and impairment charges	13,312				13,312

Total costs and expenses	1,908,167				1,882,490

Loss from operations	(73,620)				(77,445)
Interest income, net	26,095	201	(28	)(G)	26,268
Equity in loss of affiliates	(4,425)				(4,425)
Gain on sale of subsidiary stock	22,422				22,422
Investment and other expense, net	(15,327)		(3	)(G)	(15,330)

Loss from continuing operations before minority interests and income taxes	(44,855)				(48,510)
Minority interests	(43,035)		5,697	(D)	(37,338)
Benefit from income taxes	70,373	820	4	(G)	71,197

Loss from continuing operations	$(17,517)				$(14,651)

Loss per share from continuing operations:
Basic and diluted:	$(0.22)				$(0.20)

Weighted-average number of shares used in calculation of loss per share from continuing operations:
Basic and diluted	80,176		(7,971	)(H)	72,205

IDT CORPORATION

NOTES AND MANAGEMENT’S ASSUMPTIONS

TO THE PROFORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

1.	The following is a description of the proforma adjustments to the historical condensed consolidated financial statements:

(A)	The net increase in cash and cash equivalents consists of the following:

(i)	The adjusted cash proceeds from the disposition of the Entertainment Division of $229.4 million;

(ii)	A repayment of $58.7 million of the amount due to the Registrant from the Entertainment Division (the remaining balance due from the Entertainment Division on April 30, 2006 in the amount of $84.6 million was recorded as a capital contribution); and

(iii)	The removal of $54.9 million of cash of the Entertainment Division on April 30, 2006, which was transferred to Liberty Media.

(B)	Reflects the removal of assets and liabilities of the Entertainment Division as if the sale was consummated on April 30, 2006.

(C)	The net decrease in goodwill is primarily as a result of the removal of goodwill relating to the Entertainment Division.

(D)	The decrease in minority interests on the Registrant’s balance sheet is a result of the removal of $10.7 million of acquired minority interests in the Entertainment Division, as well as the removal of $30.2 million of acquired minority interests in Telecom as of April 30, 2006.

The minority interests in the statements of operations have been adjusted for the removal of the following:

	Nine Months Ended April 30, 2006	Year Ended July 31,
		2005	2004	2003
	(In thousands)
Minority interests in the income (loss) of the Entertainment Division	$105	$(84)	$305	$46
Minority interests in the (loss) income of Telecom	(3,825)	891	1,658	1,080
Minority interests in the (loss) income of Net2Phone	—	(5,637)	(2,904)	4,367
Minority interests in the income of IDT Investments	—	—	214	204

Total minority interests adjustment	$(3,720)	$(4,830)	$(727)	$5,697

The adjustment to the minority interests in the Entertainment Division includes the removal of the minority interests in the subsidiaries of the Entertainment Division as well as the direct minority interests in the Entertainment Division.

The adjustment to the minority interests in Telecom represents removal of the approximately 4.8% interest in Telecom that was acquired by the Registrant from Liberty Media as part of the proceeds from the sale of the Entertainment Division.

The acquisition of a 26% interest in Net2Phone by the Registrant on March 8, 2005 is reflected in the proforma statements of operations as if it occurred on August 1, 2002. Accordingly, an adjustment to the minority interests in Net2Phone reflects the removal of the 26% minority interest in Net2Phone for the period from August 1, 2002 through March 8, 2005.

The acquisition of a 12.4% interest in IDT Investments by the Registrant on March 4, 2004 is reflected in the proforma statements of operations as if it occurred on August 1, 2002. Accordingly, an adjustment to the minority interests in IDT Investments reflects the removal of the 12.4% minority interest in IDT Investments for the period from August 1, 2002 through March 4, 2004.

(E)	Treasury stock has been adjusted to reflect the receipt of 14.9 million shares of the Registrant’s Class B common stock from Liberty Media as of April 30, 2006 at a price of $12.08 per share.

(F)	Retained earnings has been adjusted for an estimated gain of $173.7 million from the sale of the Entertainment Division as if the sale occurred on April 30, 2006.

(G)	Reflects the removal of the results of operations of the Entertainment Division as if the sale was consummated on August 1, 2002.

(H)	Reflects the impact of the receipt of 14.9 million shares per note E above, on the weighted average number of shares outstanding used in the calculation of loss per share from continuing operations for each of the periods presented. The 14.9 million shares of the Registrant’s Class B common stock were issued to Liberty Media in fiscal years 2005, 2004 and 2002.

(I)	Reflects the reclassification of the results of operations of the Registrant’s Russian telecom business, Corbina Telecom (“Corbina”), as discontinued operations. Corbina met the criteria to be reported as discontinued operations in the second quarter of fiscal 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDT CORPORATION

By:	/s/ Marcelo Fischer
Name:	Marcelo Fischer
Title:	Chief Financial Officer and Treasurer

Dated: August 29, 2006

EXHIBITS INDEX

Exhibit Number	Description
2.1	Purchase and Sale Agreement among the Registrant, TLL and Liberty Media dated August 11, 2006. (Incorporated by reference to the Form 8-K, filed August 14, 2006)

2.2	First Amendment to Purchase and Sale Agreement among the Registrant, TLL and Liberty Media dated August 29, 2006.

99.1	Joint Press Release issued by Registrant and Liberty Media, dated August 24, 2006.